As filed with the Securities and Exchange Commission on September 25, 2002

Registration Nos.          33-12792
                           811-5066

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[_] Pre-Effective Amendment No.


[X] Post-Effective Amendment No. 27

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940, as amended


Amendment No. 28 [X]

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(800) 451-2010
(Registrant's telephone number, including Area Code)

Christina T. Sydor
300 First Stamford Place
Stamford, CT 06902-6732
(Name and address of agent for service)

Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing becomes effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph b
[X] on September 27, 2002 pursuant to paragraph b
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                         ARIZONA MUNICIPALS FUND INC.

      -------------------------------------------------

      Class A, B, L and Y Shares
      September 27, 2002


      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Arizona Municipals Fund Inc.

  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 10

               Sales charges................................ 11

               More about deferred sales charges............ 13

               Buying shares................................ 14

               Exchanging shares............................ 15

               Redeeming shares............................. 17

               Other things to know about share transactions 19

               Dividends, distributions and taxes........... 21

               Share price.................................. 22

               Financial highlights......................... 23

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

Principal investment strategies
Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Arizona municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona state personal income taxes. Arizona municipal securities include securities issued by the State of Arizona and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income taxes and Arizona personal income taxes.

The fund invests primarily in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase of from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, are of comparable quality. The fund may invest up to 20% of its assets in securities rated below investment grade or if unrated, determined by the manager to be of comparable quality (commonly known as "junk bonds").

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

[_] Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
[_] May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
[_] Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer, its sector and interest rates
[_] Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features


Smith Barney Arizona Municipals Fund Inc.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_] Interest rates rise, causing the value of the fund's portfolio to decline
[_] The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
[_] Arizona municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Arizona municipal issuers
[_] Unfavorable legislation affects the tax-exempt status of municipal bonds
[_] The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal income taxation and Arizona state personal income taxation. The fund may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be taxable to investors in states other than Arizona.

Who may want to invest The fund may be an appropriate investment if you:

[_] Are an Arizona taxpayer in a high federal tax bracket seeking income exempt from regular federal income taxes and Arizona personal income taxes
[_] Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
[_] Are willing to accept the risks of municipal securities, including the risks of concentrating in investments in a single state


                                                      Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B and L shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares
                                    [CHART]



1992    1993     1994    1995     1996   1997    1998    1999     2000     2001
----    ----     ----    ----     ----   ----    ----    ----     ----     ----
9.61%   13.1%   (6.39)%  17.34%   4.00%  8.97%   5.60%  (3.97)%   9.87%    4.75%


Quarterly returns (past 10 years):
Highest: 7.82% in 1st quarter 1995; Lowest: (6.28)% in 1st quarter 1994. Year to date: 3.39% through 6/30/02.


 4


Smith Barney Arizona Municipals Fund Inc.

Risk return table
This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper Arizona Municipal Fund Average (the "Lipper Average"), an average composed of the fund's peer group of mutual funds. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and reinvestment of distributions and dividends.

                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001

                                                                   Since   Inception
Class A                                  1 year 5 years 10 years Inception   Date
Return Before Taxes                       0.54%  4.06%    5.63%    6.38%    6/01/87
Return After Taxes on Distributions       0.54%  3.97%    5.48%      --     6/01/87
Return After Taxes on Distributions and
Sale of Fund Shares                       2.19%  4.20%    5.52%      --     6/01/87
OTHER CLASSES (Return Before Taxes Only)
Class B                                   0.22%  4.22%      --     5.32%    11/6/92
Class L                                   2.22%  4.12%      --     5.87%    5/16/95
Class Y**                                  N/A    N/A      N/A      N/A    12/08/94
Lehman Index                              5.13%  5.98%    6.63%     N/A      N/A
Lipper Average                            4.10%  4.78%    5.88%     N/A      N/A

** There were no Class Y shares outstanding for the calendar year ended December 31, 2001.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your investment)    Class A Class B Class L  Class Y
 Maximum sales charge (load) imposed
 on purchases (as a % of offering price)      4.00%   None    1.00%    None
 Maximum deferred sales charge (load)
 (as a % of the lower of net asset value at
 purchase or redemption)                      None*   4.50%   1.00%     None

                       Annual fund operating expenses

(expenses deducted from fund assets)         Class A Class B Class L Class Y**
 Management fee                               0.50%   0.50%   0.50%    0.50%
 Distribution and service (12b-1) fees        0.15%   0.65%   0.70%     None
 Other expenses                               0.26%   0.26%   0.31%    0.26%
                                              -----   -----   -----    -----
 Total annual fund operating expenses         0.91%   1.41%   1.51%    0.76%
                                              =====   =====   =====    =====

 *You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 **"Other expenses" have been estimated as no Class Y shares were outstanding for the fiscal year ended May 31, 2002.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses remain the same

                      Number of years you own your shares

                                        1 year 3 years 5 years 10 years
 Class A (with or without redemption)    $489   $679    $884    $1,475
 Class B (redemption at end of period)   $594   $746    $871    $1,555
 Class B (no redemption)                 $144   $446    $771    $1,555
 Class L (with or without redemption)    $352   $572    $915    $1,884
 Class L (no redemption)                 $252   $572    $915    $1,884
 Class Y (with or without redemption)    $ 78   $243    $422    $  942

Smith Barney Arizona Municipals Fund Inc.

  More on the fund's investments

Arizona municipal securities Arizona municipal securities include debt obligations issued by certain non-Arizona governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on Arizona municipal securities is exempt from regular federal income tax and Arizona personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Arizona municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund also may invest up to 20% of its assets in municipal securities of non-Arizona issuers. Interest on these securities will generally be exempt from regular federal income taxes but not from Arizona income taxes.

Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's ability to pay interest and principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and they are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

[_]To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
[_]As a substitute for buying or selling securities
[_]As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on a fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


                                                      Smith Barney Mutual Funds

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

  Management

Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph Deane, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since February 1999. Mr. Deane has 32 years of securities business experience.

Management fees During the fiscal year ended May 31, 2002, the manager received an advisory fee and an administrative fee equal to 0.30% and 0.20%, respectively, of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly, Travelers Bank and Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent

Smith Barney Arizona Municipals Fund Inc.

has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain functions including shareholder record keeping and accounting services.

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_] If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses
[_] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well
[_] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors

You may buy shares from:

[_] A broker-dealer, financial intermediary, financial institution or a distributor's financial consultant (each called a "Service Agent")
[_] The fund, but only if you are investing through certain Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                Initial           Additional
                                      Classes A, B, L   Class Y   All Classes
General                                   $1,000      $15 million     $50
Monthly Systematic Investment Plans        $25            n/a         $25
Quarterly Systematic Investment Plans      $50            n/a         $50
Uniform Gift to Minors Accounts            $250       $15 million     $50


                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

                      Class A             Class B             Class L            Class Y

Key features   . Initial sales       . No initial sales . Initial sales     . No initial or
                 charge                charge             charge is           deferred sales
               . You may qualify     . Deferred sales     lower than          charge
                 for reduction         charge             Class A           . Must invest at
                 or waiver of ini-     declines over    . Deferred sales      least $15
                 tial sales charge     time               charge for          million
               . Lower annual        . Converts to        only one year     . Lower annual
                 expenses than         Class A after    . Does not con-       expenses than
                 Class B and           eight years        vert to Class A     the other
                 Class L             . Higher           . Higher              classes
                                       annual ex-         annual ex-
                                       penses than        penses than
                                       Class A            Class A
----------------------------------------------------------------------------------------------

Initial sales  Up to 4.00%;          None               1.00%               None
charge         reduced for large
               purchases and
               waived for certain
               investors. No
               charge for
               purchases of
               $500,000 or more
----------------------------------------------------------------------------------------------

Deferred sales 1.00% on              Up to 4.50%        1.00% if you        None
charge         purchases of          charged when       redeem within
               $500,000 or more      you redeem         one year of
               if you redeem         shares. The        purchase
               within one year of    charge is
               purchase              reduced over
                                     time and there is
                                     no deferred sales
                                     charge after six
                                     years
----------------------------------------------------------------------------------------------

Annual         0.15% of average      0.65% of           0.70% of            None
distribution   daily net assets      average daily      average daily
and service                          net assets         net assets
fees
----------------------------------------------------------------------------------------------

Exchange       Class A shares of     Class B shares of  Class L shares of   Class Y shares of
privilege*     most Smith            most Smith         most Smith          most Smith
               Barney funds          Barney funds       Barney funds        Barney funds
----------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Arizona Municipals Fund Inc.

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends reinvested in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

                                  Sales Charge as a % of:
                                                          Broker/Dealer
                                                          Commission
                                  Offering   Net amount   as % of
 Amount of purchase               price (%)  invested (%) offering price
 Less than $25,000                  4.00         4.17          3.60
 $25,000 but less than $50,000      3.50         3.63          3.15
 $50,000 but less than $100,000     3.00         3.09          2.70
 $100,000 but less than $250,000    2.50         2.56          2.25
 $250,000 but less than $500,000    1.50         1.52          1.35
 $500,000 or more                    -0-          -0-           -0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                      Smith Barney Mutual Funds

Accumulation privilege - lets you combine the current value of Class A shares owned

  . by you, or
  . by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith
  Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

.. Employees of NASD members
.. Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

 Year after purchase  1st  2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 4.5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.

Smith Barney Arizona Municipals Fund Inc.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

 Shares issued:              Shares issued:          Shares issued:
 At initial                  On reinvestment of      Upon exchange from
 purchase                    dividends and           another Smith Barney
                             distributions           fund
 Eight years after the date  In same proportion as   On the date the shares
 of purchase                 the number of Class B   originally acquired
                             shares converting is to would have converted
                             total Class B shares    into Class A shares
                             you own (excluding
                             shares issued as a
                             dividend)

Class L shares (available through certain Service Agents)
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.

Service Agents selling Class L shares receive commissions of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares held by their clients.

Class Y Shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

  More about deferred sales charges


The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

.. Shares exchanged for shares of another Smith Barney fund
.. Shares representing reinvested distributions and dividends
.. Shares no longer subject to the deferred sales charge


                                                      Smith Barney Mutual Funds

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    . Class of shares being bought
                    . Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.

--------------------------------------------------------------------------------
   Through the fund Certain investors who are clients of certain Service
                    Agents are eligible to buy shares directly from the fund.

                    . Write the fund at the following address:
                       Smith Barney Arizona Municipals Fund Inc.
                       (Specify class of shares)
                       c/o PFPC Global Fund Services
                       P.O. Box 9699
                       Providence, RI 02940-9699

Smith Barney Arizona Municipals Fund Inc.

               . Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
               . For more information, please call Smith Barney Shareholder
                 Services at 1-800-451-2010.

--------------------------------------------------------------------------------
      Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                .Amounts transferred should be at least: $25 monthly
                 or $50 quarterly
                .If you do not have sufficient funds in your account
                 on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

               For more information, contact your Service Agent or the transfer agent or consult the SAI.

  Exchanging shares

   Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
 help meet the varying ing into. An exchange is a taxable transaction.
   needs of both large
   and small investors .You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes
                       .Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the transfer agent for further information
                       .Exchanges of Class A, Class B and Class L shares are
                        subject to minimum investment requirements
                        (except for systematic investment plan exchanges) and all shares are subject to other requirements of the fund into which exchanges are made


                                                      Smith Barney Mutual Funds

                  . If you hold share certificates, the sub-transfer agent
                    must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective
                  . The fund may suspend or terminate your exchange
                    privilege if you engage in an excessive pattern of exchanges

    ------------------------------------------------------------------------
        Waiver of Your shares will not be subject to an initial sales charge additional at the time of the exchange.
    sales charges
                  Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

    ------------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                  Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                  (Eastern time).

                  You can make telephone exchanges only between accounts that have identical registrations.

    ------------------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Smith Barney Arizona Municipals Fund Inc.

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                   Smith Barney Arizona Municipals Fund Inc.
                   (Specify class of shares)
                   c/o PFPC Global Fund Services
                   P.O. Box 9699
                   Providence, RI 02940-9699

                Your written request must provide the following:

                [_] The fund name and account number
                [_] The class of shares and the dollar amount or
                    number of shares to be redeemed
                [_] Signatures of each owner exactly as the
                    account is registered


                                                      Smith Barney Mutual Funds

     ---------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
                  Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                  (Eastern time).

                  Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer.

--------------------------------------------------------------------------------

  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a de-ferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

Smith Barney Arizona Municipals Fund Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions


                                                      Smith Barney Mutual Funds

[_] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Smith Barney Arizona Municipals Fund Inc.

  Dividends, distributions and taxes

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

                                                Arizona personal
      Transaction       Federal tax status      income tax status
Redemption or           Usually capital gain or Usually capital gain or
exchange of shares      loss; long-term only if loss
                        shares owned more than
                        one year
Long-term capital gain  Long-term capital gain  Long-term capital gain distributions
Short-term capital gain Ordinary income         Ordinary income
distributions
Dividends               Exempt from regular     Exempt from Arizona
                        federal income taxes if personal income taxes if
                        from interest on tax-   from interest on Arizona
                        exempt securities,      municipal securities,
                        otherwise ordinary      otherwise ordinary
                        income                  income

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


                                                      Smith Barney Mutual Funds

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

Generally, the fund's investments are valued by an independent pricing service. If a market quotation or a valuation from the pricing service is not readily available or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining fair value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Arizona Municipals Fund Inc.

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is present for Class Y shares because no Class Y shares were outstanding during these fiscal years.

  For a Class A share of capital stock outstanding throughout each year ended May 31:

                                   2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/   1998
-----------------------------------------------------------------------------------
Net asset value, beginning of year $ 10.00   $  9.54   $ 10.31   $ 10.54   $ 10.21
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                0.48      0.49      0.50      0.49      0.50
 Net realized and unrealized gain
  (loss)                              0.05      0.45     (0.77)    (0.10)     0.40
-----------------------------------------------------------------------------------
Total income (loss) from
 operations                           0.53      0.94     (0.27)     0.39      0.90
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.49)    (0.48)    (0.48)    (0.49)    (0.52)
 Net realized gain                      --        --     (0.02)    (0.13)    (0.05)
-----------------------------------------------------------------------------------
Total distributions                  (0.49)    (0.48)    (0.50)    (0.62)    (0.57)
-----------------------------------------------------------------------------------
Net asset value, end of year       $ 10.04   $ 10.00   $  9.54   $ 10.31   $ 10.54
-----------------------------------------------------------------------------------
Total return                          5.40%    10.03%    (2.64)%    3.79%     9.00%
-----------------------------------------------------------------------------------
Net assets, end of year (000)'s    $41,824   $36,862   $36,524   $46,279   $46,183
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.91%     0.94%     0.88%     0.88%     0.85%
 Net investment income                4.80      4.98      5.09      4.64      4.87
-----------------------------------------------------------------------------------
Portfolio turnover rate                 11%        6%       16%       41%       42%
-----------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended May 31:

                                   2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/   1998
-----------------------------------------------------------------------------------
Net asset value, beginning of year  $10.00   $  9.54   $ 10.30   $ 10.54   $ 10.21
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                0.42      0.44      0.45      0.43      0.45
 Net realized and unrealized gain
  (loss)                              0.07      0.45     (0.77)    (0.10)     0.40
-----------------------------------------------------------------------------------
Total income (loss) from
 operations                           0.49      0.89     (0.32)     0.33      0.85
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.44)    (0.43)    (0.42)    (0.44)    (0.47)
 Net realized gain                      --        --     (0.02)    (0.13)    (0.05)
-----------------------------------------------------------------------------------
Total distributions                  (0.44)    (0.43)    (0.44)    (0.57)    (0.52)
-----------------------------------------------------------------------------------
Net asset value, end of year        $10.05   $ 10.00   $  9.54   $ 10.30   $ 10.54
-----------------------------------------------------------------------------------
Total return                          4.92%     9.40%    (3.11)%    3.15%     8.46%
-----------------------------------------------------------------------------------
Net assets, end of year (000)'s     $9,746   $11,988   $15,860   $19,066   $19,721
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             1.41%     1.48%     1.41%     1.42%     1.38%
 Net investment income                4.20      4.44      4.56      4.11      4.35
-----------------------------------------------------------------------------------
Portfolio turnover rate                 11%        6%       16%       41%       42%
-----------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.

  For a Class L share of capital stock outstanding throughout each year ended May 31:

                                         2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
-------------------------------------------------------------------------------------------
Net asset value, beginning of year        $10.00    $ 9.53    $10.30     $10.53     $10.21
-------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.42      0.43      0.43       0.42       0.45
 Net realized and unrealized gain (loss)    0.05      0.46     (0.76)     (0.09)      0.39
-------------------------------------------------------------------------------------------
Total income (loss) from
 operations                                 0.47      0.89     (0.33)      0.33       0.84
-------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.43)    (0.42)    (0.42)     (0.43)     (0.47)
 Net realized gain                            --        --     (0.02)     (0.13)     (0.05)
-------------------------------------------------------------------------------------------
Total distributions                        (0.43)    (0.42)    (0.44)     (0.56)     (0.52)
-------------------------------------------------------------------------------------------
Net asset value, end of year              $10.04    $10.00    $ 9.53     $10.30     $10.53
-------------------------------------------------------------------------------------------
Total return                                4.78%     9.48%    (3.24)%     3.21%      8.30%
-------------------------------------------------------------------------------------------
Net assets, end of year (000)'s           $3,091    $1,837    $  988     $1,652     $  875
-------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   1.51%     1.48%     1.56%      1.44%      1.42%
 Net investment income                      4.18      4.44      4.38       4.09       4.30
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       11%        6%       16%        41%        42%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.

Smith Barney Arizona Municipals Fund Inc.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

Smith Barney Arizona
Municipals Fund

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that signifi-
 cantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, or by calling Citicorp Trust Bank, fsb at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

 SMYour Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-5066)
FD0238 9/02

                              September 27, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                   SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus of the Smith Barney Arizona Municipals Fund Inc. (the "fund") dated September 27, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Inc. ("SSB") Financial Consultant, a broker-dealer, financial intermediary, or financial institution (each called a "Service Agent"), or by writing or calling the fund at the address or telephone number above.

                               TABLE OF CONTENTS

Investment Objective and Management Policies..................................   2
Risk Factors and Special Considerations Relating to Municipal Securities......  10
Portfolio Transactions........................................................  16
Portfolio Turnover............................................................  17
Investment Restrictions.......................................................  17
Directors and Executive Officers of the Fund..................................  19
Purchase of Shares............................................................  23
Determination of Net Asset Value..............................................  27
Valuation of Shares...........................................................  28
Redemption of Shares..........................................................  28
Investment Management and Other Services......................................  31
Exchange Privilege............................................................  34
Performance Information.......................................................  35
Dividends, Distributions and Taxes............................................  38
Additional Information........................................................  42
Financial Statements..........................................................  42
Other Information.............................................................  43
Appendix A.................................................................... A-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund's investment policies in the prospectus.

   The fund is an open-end diversified management investment company that seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of Arizona and its political subdivisions, agencies, authorities and instrumentalities, and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam ("Arizona Municipal Securities") that pay interest which is excluded from gross income for federal income tax purposes and exempt from Arizona state personal income taxes. There can be no assurance that the fund's investment objective will be achieved.

   As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets, (net assets plus any borrowings for investment purposes), in Arizona municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona personal income taxes. This policy may not change without shareholder approval. The fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax ("AMT") as part of the 80% of the fund's net assets that must be invested in municipal securities. The fund may invest up to 20% of its assets in Other Municipal Securities, the interest on which is excluded from gross income for federal income tax purposes (not including the possible applicability of the AMT), but which is subject to Arizona state personal income tax. For temporary defensive purposes, the fund may invest without limit in non-Arizona municipal issuers and in "Temporary Investments" as described below.

Diversified Classification

   The fund is classified as a diversified fund under the Investment Company Act of 1940 Act (the "1940 Act"). In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Bonds depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria

   In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains further information concerning the ratings of Moody's and S&P and their significance.

   Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody's, S&P or any NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

   The fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating from any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

   The fund generally may invest up to 20% of its total assets in securities rated below Baa, MIG 3 or Prime-1 (P-1) by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated securities of comparable quality or the equivalent from any other NRSRO. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

   Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers, In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

   While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

   Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

   Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income for purposes of the AMT) for federal income tax purposes in the opinion of bond counsel to the issuer.

   The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

   Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

   Municipal Leases. The fund may invest without limit in "municipal leases", which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

   The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

   Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

   Zero Coupon Bonds. The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity on a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

   Current federal income tax laws may require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued with respect to zero coupon securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

   When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income tax.

   When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

   Temporary Investments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or another NRSRO or, if not rated, having an issue of outstanding municipal bonds of Arizona issuers rated within the three highest grades by Moody's S&P or the equivalent from another NRSRO and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investing of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions.

   From time to time on a temporary basis, the fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the fund is in a "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its assets would be invested in taxable securities. This limitation is a fundamental policy of the fund, that is, it may not be changed without a majority vote of the shareholders of the outstanding securities of the fund. Temporary taxable investments of the fund may consist of U.S. government securities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's or the equivalent from another NRSRO, certificates of deposit or bankers' acceptances of domestic banks or thrift institutions with at least $1 billion in assets, or repurchase agreements with certain banks or dealers. Repurchase agreements may be entered into with respect to any securities eligible for investment by the fund, including municipal securities.

   Financial Futures Contracts and Related Options. The fund may purchase and sell financial futures contracts and related options. Financial futures contracts are commodities contracts which obligate the long or short holder to take or make delivery at a future date of a specified quantity of a financial instrument such as Treasury bonds or bills (although they generally are settled in cash) or the cash value of a securities index. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the index value called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or cash value of an index at a specified price on a specified date. Currently, futures contracts are available on several types of fixed-income securities including Treasury bonds, notes and bills, commercial paper and certificates of deposit, as well as municipal bond indices.

   The fund will engage in financial futures transactions as a hedge against the effects of fluctuating interest rates and other market conditions. For example, if the fund owned long-term bonds, and interest rates were expected to rise, it could sell futures contracts ("short hedge") which would have much the same effect as selling some of the long-term bonds that it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the fund's futures contracts should increase, thus keeping the net asset value of the fund from declining as much as it otherwise would have.

   If the fund anticipated a decline in long-term interest rates, the fund could hold short-term municipal securities and benefit from the income earned by holding such securities while purchasing futures contracts ("long hedge") in an attempt to gain the benefit of rising long-term bond prices, because the value of the futures contracts should rise with the long-term bonds. In so doing, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.

   The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to rise or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, by using futures contracts, the fund could accomplish the same results more easily and more quickly due to the generally greater liquidity in the financial futures markets than in the municipal securities markets.

   The fund also may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position together with the accumulated balance in the writer's futures margin account (the amount by which the market price of the futures contract varies from the exercise price). The fund will be required to deposit or pay initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

   The fund also may purchase and write call and put options on securities indices. Options on indices are similar to options on securities except that settlement is made in cash. No physical delivery of the underlying securities in the index is made. Unlike options on specific securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual securities. When the fund writes an option on a securities index, it will be required to deposit and maintain with a custodian portfolio securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, when the contract value of a call option written by the fund exceeds the exercise price, the fund will segregate cash or liquid securities equal in value to such excess.

   Regulations of the Commodity Futures Trading Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts.

   There are certain risks associated with the use of futures contracts and related options. There is no assurance that the fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The costs incurred in connection with futures transactions could reduce the fund's yield. There can be no assurance that hedging transactions will be successful, as they depend on the manager's ability to predict changes in interest rates. Furthermore, there may be an imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the fund's portfolio securities being hedged. This lack of correlation could result from differences between the securities being hedged and the securities underlying the futures contracts in interest rate levels, maturities and creditworthiness of issuers, as well as from variations in speculative market demand for futures contracts and debt securities. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the fund does not invest in long-term securities, the fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of the securities purchased. Where futures contracts are sold to hedge against a decline in the value of long-term securities in the fund's portfolio, but the long-term market advances, the fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts, described above. The use of futures contracts and related options may be expected to result in taxable income to the fund and its shareholders.

   Options on Debt Securities. In connection with its hedging activities, the fund may purchase and sell put and call options on debt securities on national securities exchanges. The fund proposes to purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in the fund's portfolio. The fund may write listed call options only if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities or maintains in a segregated account with the fund's custodian cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and market to market daily) with a value sufficient to meet its obligations under the call. When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than fifteen months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund would forego any gain from an increase in the market price of the underlying security over the exercise price. The fund may purchase a call on securities only to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security, and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligations.

   The fund also may write and purchase put options. When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. The fund will not purchase puts if more than 10% of its net assets would be invested in premiums on puts.

   The fund may write puts only if the puts are "secured." A put is "secured" if the fund maintains cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the fund will not exceed 50% of its net assets. The fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

   The fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the fund has written lapses unexercised, because the fund would retain the premium.

   The fund's option positions may be closed out only on an exchange, which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. The use of options may be expected to result in taxable income to the fund.

   When-Issued Securities. When the fund purchases new issues of municipal securities on a when-issued basis, a segregated account equal to the amount of the commitment will be established by the fund on the funds' books. The segregated assets may consist of cash or liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by Smith Barney Fund Management LLC ("SBFM") to be liquid and unencumbered, and marked to market daily, pursuant to guidelines established by the Directors. If the value of securities in the account should decline, additional cash or securities will be placed in the account so that the market value of the account will equal the amount of such commitments by the fund on a daily basis.

   Securities purchased on a when-issued basis and the securities held in the fund's portfolio are subject to changes in market value based upon various factors, including changes in the level of market interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates (i.e., they will appreciate in value when market interest rates decline, and decrease in value when market interest rates rise). For this reason, placing securities rather than cash in a segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitment.

   Upon the settlement date of the when-issued securities, the fund ordinarily will meet its obligation to purchase the securities from available cash flow or from use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it normally would not expect to do so, the fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

   When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss of opportunity to obtain a price considered to be advantageous.

   The fund also may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. During the time that the fund is obligated to purchase such securities, it will maintain in a segregated account with the fund's custodian in an aggregate value sufficient to make payment for the securities. The segregated assets may consist of cash, U.S. government securities or debt obligations of any grade so long as such assets are liquid, unencumbered and marked to market daily.

   Puts or Stand-by Commitments. The fund may acquire puts or stand-by commitments which will enable the fund to improve its portfolio liquidity by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The price the fund pays for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the fund's ability to dispose of (or retain) the municipal security.

   In order to ensure that the interest on municipal securities subject to puts is tax-exempt for the fund, the fund will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (the "IRS"). The IRS has issued a ruling (Rev. Rule. 82-144) in which it determined that a regulated investment company was the owner for tax purposes of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rule. 82-144 relates to a particular factual situation, including that (a) the municipal securities with puts were purchased at prices higher than the underlying municipal securities without puts, (b) a relatively small number of the municipal securities owned by the company were subject to puts, (c) the puts were nonassignable and terminated upon disposal of the underlying securities by the company, (d) the puts were for periods substantially less than the terms of the underlying securities, (e) the puts did not include call arrangements or restrict the disposal of the underlying securities by the company and gave the seller no rights in the underlying securities, and (f) the securities were acquired by the company for its own account and not as security for a loan from the seller.

   Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Where the fund has paid for a put, its cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the fund.

   RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL SECURITIES

Alternative Minimum Tax

   Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

   Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

   Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

   Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

   Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Arizona legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Directors would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

   Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

   Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

   Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

   Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

   Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

   Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

                             Arizona Risk Factors

     The fund that will be more exposed to negative political or economic factors in Arizona than a fund that invests more widely. Arizona's economy is largely composed of services, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time Arizona and its political subdivisions have encountered financial difficulties.

   Arizona's economy is also influenced by numerous factors, including developments in the aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy have enabled it to realize and sustain increasing growth rates. Arizona has adopted a new method of financing its public school system following the Arizona Supreme Court's 1994 ruling that the former system was unconstitutional. The State of Arizona is not authorized to issue general obligation bonds. If Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the fund, could be adversely affected.

   Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness.

   The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, from assessment bonds payable from special proceeds of an excise tax, or from assessment bonds payable by special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

   In 2001, Arizona businesses expanded by nearly 23,000 nonfarm payroll jobs, representing growth of one full percentage point. While this may appear comparably better than the national economy, which grew by a meager three-tenths of one percentage point, Arizona's economy is projected to experience additional weakness in its job growth during 2002. According to Arizona's Department of Economic Security, Research Administration (RA), Arizona will lose more than 17,000 jobs (or, -0.8%) in 2002 as businesses continue to adjust their workforce to slower demand and cost containment goals. However, a general recovery is expected in 2003 as economic momentum builds and businesses add more than 55,000 jobs (+2.5%). In all, RA's two-year forecast calls for job growth of more than 38,000 jobs as weakness is projected to be nearly pervasive among industries in 2002. Perhaps more notable is that the once enviable and fast-growing metropolitan areas are expected to show the sharpest downturn in jobs in 2002.

   Arizona's construction industry has been showing slower job growth since 1998. The industry slowed even further, adding only 3,000 jobs (1.9%) in 2001. Low mortgage rates helped homebuilders to sell a record number of homes in 2001, according to the initial figures provided in a recent report by the Meyers Group. While the permit activity has begun to slow, the Phoenix-Mesa Metropolitan Statistical Area (MSA) was ranked second among metropolitan areas in single-family permits. RA forecasts show construction jobs will decline by roughly 4 percent in 2002, recovering slightly to show a three-tenths of one percentage point gain in 2003.

   Arizona's manufacturing businesses reduced their workforce by an average of nearly 3 percent in 2001. Pulled down by retracted business investment spending that had for many years earlier supported robust growth, durable goods manufacturing experienced more severely the cutbacks in employment. RA projections include continued weakness in the hardest hit sectors of industrial machinery and metal products manufacturing. RA forecasts manufacturing jobs will decline by 4.6 percent in 2002. An improvement is projected in 2003, as jobs grow by 1.6 percent.

   Mining, the remaining goods-producing industry, is forecast to show a continued downward trend throughout the forecast horizon. RA projections show this industry scaling back its workforce by 10% in 2002, because the sharp drop in industrial production and low mineral prices have compelled minerals extraction and processing to pull back. Extended downward pressure on this industry is expected through 2003.

   Arizona's service-producing industries are forecast to show additional weakness in 2002, with a modest recovery in 2003. During 2001, job growth slowed significantly throughout these combined industries as the economic downturn extended beyond the goods-producing industries. Additionally, the economic effects following the terrorist attacks of September 11, 2001 have become clearer as data has become available.

   Aside from the highly publicized air and transportation industry, Arizona's tourism trade and services industries have perhaps suffered most in the economic consequences of the September 11/th/ terrorist attacks. The cyclical downturn that had already been set in motion by businesses cutting back on expenses brought about fewer conventions, conferences and other business related travel. Following the tragic events of September, the compounding forces of demand slowed more significantly as consumers largely refrained from traveling. Arizona's hotels and lodging industry has experienced a large share of economic losses. As a result, hotels and lodging employment showed the steepest annualized contraction ever experienced. And to suggest that the industry hasn't fully recovered, RA forecasts include continued weakness in 2002, with only a modest improvement in 2003. The health services sector is projected to continue a sustained employment growth trend through the forecast period. In all, RA forecasts services to decline by six-tenths of one percentage point in 2002 and rebound more vibrantly among Arizona's industries to growth of 3.3 percent in 2003.

   Retracted demand has also impacted jobs in Arizona's trade industry. In 2000, trade employment grew by more than 17,000 jobs (3.4 percent), while growing by 6,400 jobs (1.2 percent) for 2001. RA forecasts call for a loss of 1,400 jobs (-0.3 percent) for 2002. Growth of nearly 12,000 jobs is forecast for 2003 as the recovery of business and consumer demand once again gains inertia. While consumers have largely been responsible for sustaining economic momentum by continuing to spend, they have in their purchases responded positively to the intense price competition within the economy. Food stores, automotive, and department and apparel sectors will each be forced to adjust by paring employment levels in order to maintain a competitive advantage in the marketplace of 2001. The increasing pressure of investors' expectation of profits may likely force layoffs in 2002.

   Arizona's finance, insurance, and real estate (FIRE) industry employment is forecast to remain flat in 2002, ending the sizable (4.2 percent) gains in 2001. Real estate activity is forecast to slow throughout the forecast period, while insurance, financial and investment firms are expected to largely emphasize cost reduction and risk management. This will be the constraining force on jobs in this industry group.

   Meanwhile, the transportation, communications, and public utilities (TCPU) group is forecast to show a net loss of jobs over the 2-year forecast horizon. The communications and travel sectors are projected to experience the losses in 2002, but the beginning of a turnaround for job growth is forecast for 2003. RA forecasts an employment contraction for the TCPU of slightly more than 5 percent in 2002 with nearly a 2 percent recovery in 2003.

   As one might expect as the economy takes a turn for the worse in 2002, Arizona's government service jobs have been facing increased demand for services during a time in which fiscal restraint has been imposed. State and local education has also continued to grapple with strong demand, which is likely to increase as many students opt for extending their academic goals in lieu of pursuing a job until the economy improves. It wasn't so long ago this option was reversed, as a result of strong demand by employers to pursue candidates for hire when unemployment rates were at record lows. Overall, government is forecast to experience moderate growth of 3 percent in 2002 and
2.8 percent in 2003.

   In conclusion, Arizona's economy showed considerable weakness during the second half of 2001. Economic conditions for the Grand Canyon State were made even worse with the tragic events of September 11/th/. Tourism revenues and jobs, especially, have been impacted by the consequential economic repercussions. At least until the Homeland Security Office can restore consumer confidence about traveling, and improvements to the traveling infrastructure offer greater ease to the traveling public, some refrain by business and families can be expected. Furthermore, it cannot be easily presumed that the impacts have been contained to any single industry, any more than it can be presumed that the affects have been contained to any one region. Just as Arizona has increasingly integrated its economy to other regions of the nation and the world, it also shares in the negative related interdependencies. RA is convinced that the future of Arizona's jobs will improve as the nation and world economies recover.

   The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of Arizona, Puerto Rico, Guam and the U.S. Virgin Islands, and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The fund has not undertaken to verify independently such information and the trust assumes no responsibility for the accuracy of such information and will not update it during the year. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on alternative minimum tax-subject bonds in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

                           Puerto Rico Risk Factors

   The fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities that qualify as double tax-exempt Municipal Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

   The Puerto Rico economy generally parallels the economic cycles of the United States; as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. For decades, Puerto Rico has had a very open economy, with large flows of trade, investment and income. The magnitude of those flows is so large compared to the scale of the whole economy, that their behavior is a key element in the analysis of Puerto Rico's Gross National Product accounting. While the combined share of exports and imports of goods and services in the United States represents 28.8% of GNP, in Puerto Rico it accounts for 255.3%.

                               Guam Risk Factors

   Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position, which include the development of local labor; however, there can be no assurances that an improvement will be realized.

                          Virgin Island Risk Factors

   The United States Virgin Islands include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over 2.5 million visitors in 2001, representing a 5% increase over 2000. Circumstances, which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

                            PORTFOLIO TRANSACTIONS

   Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2000, 2001 and 2002 fiscal years, the fund has paid no brokerage commissions.

   Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

   The fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which SSB is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC"). Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through SSB and its affiliates in accordance with rules promulgated by the SEC.

   While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

                              PORTFOLIO TURNOVER

   The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2001 and 2002 fiscal years, the fund's portfolio turnover rates were 6% and 11%, respectively.

                            INVESTMENT RESTRICTIONS

   The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Under normal circumstances, invest less than 80% of its assets, (net assets plus any borrowings for investment purposes), in Arizona municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona personal income taxes.

      The fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund's assets that must be invested in municipal securities.

      9. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11. Invest in oil, gas or other mineral exploration or development programs.

   Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

   The board of directors in accordance with the laws of the State of Maryland manages the business and affairs of the fund. The board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the board. Under the fund's Charter, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

   The directors and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of a fund, as defined in the 1940 Act, is indicated by a double asterisk.

                                                                             Number of
                                       Term of                              Investment
                                       Office*                               Companies
                                         and                                  in Fund
                          Position(s) Length of                               Complex
                           Held with    Time      Principal Occupation(s)    Overseen     Other Directorships
Name, Address, and Age       Fund      Served       During Past 5 Years     by Director    Held by Director
----------------------    ----------- ---------- -------------------------- ----------- ------------------------
NON-INTERESTED DIRECTORS:
Herbert Barg              Director    Since 1988 Retired                        16                None
1460 Drayton Lane
Wynnewood, PA 19096
Age 79

Dwight B. Crane           Director    Since 1987 Professor--                    23                None
Harvard Business School                          Harvard Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett           Director    Since 1994 President--Dorsett McCabe      11                None
201 East 62nd Street                             Capital Management Inc.;
Apt. 3C                                          Chief Investment Officer--
New York, NY 10021                               Leeb Capital Management,
Age 71                                           Inc. 1999-Present;
                                                 Director of Research
                                                 Corporation Technologies

Elliot S. Jaffe           Director    Since 1994 Chairman of The Dress Barn     11      Zweig Total Return Fund;
The Dress Barn Inc.                              Inc.                                   Zweig Fund, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman        Director    Since 1988 Attorney                       13                None
Stephen E. Kaufman PC
277 Park Avenue, 47th Fl
New York, NY 10172
Age 70

Joseph J. McCann          Director    Since 1988 Retired                        11                None
200 Oak Park Place
Suite One
Pittsburgh, PA 15243
Age 72

                                                                               Number of
                                          Term of                             Investment
                                          Office*                              Companies
                                            and                                 in Fund
                           Position(s)   Length of                              Complex
                            Held with      Time      Principal Occupation(s)   Overseen   Other Directorships
Name, Address, and Age        Fund        Served       During Past 5 Years    by Director  Held by Director
----------------------   --------------- ---------- ------------------------- ----------- -------------------
Cornelius C. Rose, Jr.   Director        Since 1994 Chief Executive Officer--     11             None
P.O. Box 5388                                       Performance Learning
West Lebanon, NH 03784                              Systems
Age 69

INTERESTED DIRECTORS:
Alfred J. Bianchetti **  Director        Since 1988 Retired                       11             None
19 Circle End Drive
Ramsey, NJ 07446
Age 79

R. Jay Gerken **#        Director and    Since 2002 Managing Director of SSB      73             None
Salomon Smith Barney     Chairman,
125 Broad Street, 9th Fl President and
New York, NY 10004       Chief Executive
Age 51                   Officer

--------
*  Directors are elected until their successors are elected and qualified.
** Mr. Bianchetti and Mr. Gerken are directors who are "interested persons" of the fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. Gerken is an officer of SBFM and its affiliates.
# Mr. Gerken became Director and Chairman, President and Chief Executive Officer on September 13, 2002.

EXECUTIVE OFFICERS:
Joseph Deane         Vice President  Since 1988 Managing Director of SSB;    N/A N/A
SSB                  and Investment             Investment Officer of SBFM
333 West 34th Street Officer
New York, NY 10001
Age 53

Lewis E. Daidone     Senior Vice     Since 1995 Managing Director of SSB;    N/A N/A
SSB                  President                  Senior Vice President and
125 Broad Street     and Chief                  Chief Administrative Officer
New York, NY 10004   Administrative             of the Smith Barney Mutual
Age 45               Officer                    Funds; Director and Senior
                                                Vice President of SBFM and
                                                TIA

Richard L. Peteka    Chief Financial Since 2002 Director and Head of         N/A N/A
SSB                  Officer and                Internal Control for
125 Broad Street     Treasurer                  Citigroup Asset
New York, NY 10004                              Management U.S. Mutual
Age 41                                          Fund Administration from
                                                1999-2002; Vice President,
                                                Head of Mutual Fund
                                                Administration and
                                                Treasurer at Oppenheimer
                                                Capital from 1996-1999

                                                                           Number of
                                      Term of                             Investment
                                      Office*                              Companies
                                        and                                 in Fund
                         Position(s) Length of                              Complex
                          Held with    Time      Principal Occupation(s)  Overseen by Other Directorships
Name, Address, and Age      Fund      Served       During Past 5 Years     Director    Held by Director
----------------------   ----------- ---------- ------------------------- ----------- -------------------
Kapel Ozsolak            Controller  Since 2002 Vice President of SSB         N/A             N/A
SSB
125 Broad Street
New York, NY 10004
Age 36

Christina T. Sydor       Secretary   Since 1995 Managing Director of SSB;     N/A             N/A
SSB                                             General Counsel and
300 First Stamford Place                        Secretary of SBFM and TIA
Stamford, CT 06902
Age 51

   For the calendar year ended December 31, 2001, the directors of the fund beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

                                                           Aggregate Dollar Range of Equity Securities in
                                    Dollar Range of Equity  all Registered Investment Companies overseen
Name of Director                    Securities in the Fund by director in Family of Investment Companies
----------------                    ---------------------- ----------------------------------------------
Herbert Barg.......................         None                           None
Alfred J. Bianchetti...............         None                           None
Dwight B. Crane....................    $10,001-$50,000                     Over $100,000
Burt N. Dorsett....................         None                           Over $100,000
Elliot S. Jaffe....................         None                           None
Stephen E. Kaufman.................         None                           None
Joseph J. McCann...................         None                           None
Heath B. McLendon..................    $10,001-$50,000                     Over $100,000
R. Jay Gerken*.....................         None                           None
Cornelius C. Rose, Jr..............     Over $100,000                      Over $100,000

--------
* Mr. Gerken became a director on September 13, 2002.

   As of December 31, 2001, none of the Independent Directors, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the fund, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the board of directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. SSB compensates officers and interested directors of the fund.

   No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the fund for serving as an officer or a director of the fund. The fund pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting and $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $500 per annum plus $50 per in-person meeting and $50 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended May 31, 2002, such expenses totaled $7,348. For the fiscal year ended May 31, 2002, the directors of the fund were paid the following compensation:

                                                           Compensation
                                                           from Company
                                        Total Pension or and Fund Complex  Number of Funds
                                           Retirement    Paid to Directors    for Which
                            Aggregate   Benefits Accrued for the calendar  Director Serves
                          Compensation     As part of       year-ended         Within
Name of Person            From Company+ Company Expenses December 31, 2001  Fund Complex
--------------            ------------- ---------------- ----------------- ---------------
Herbert Barg**...........    $1,400            $0            $114,000            16
Alfred Bianchetti*.......     1,400             0              61,300            11
Martin Brody***..........       700             0             141,650            21
Dwight B. Crane**........     1,100             0             143,550            24
Burt N. Dorsett**........     1,400             0              61,300            11
R. Jay Gerken****........         0             0                   0            73
Elliot S. Jaffe**........     1,200             0              52,700            11
Stephen E. Kaufman**.....     1,400             0             115,000            13
Joseph J. McCann**.......     1,400             0              60,900            11
Heath B. McLendon*#......         0             0                   0            74
Cornelius C. Rose, Jr.**.     1,300             0              61,300            11

--------
*   Designates an "interested" director.
**  Designates member of Audit Committee.
*** Martin Brody became a Director Emeritus on December 31, 2001.
****Mr. Gerken became a director on September 13, 2002.
# Mr. McLendon resigned as Director and Chairman, President and Chief Executive Officer on September 13, 2002.
+ At the end of the year in which they attain age 80, Fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Fund's last fiscal year, aggregate compensation paid to Directors Emeritus was $775.

   As of September 13, 2002, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

   To the best knowledge of the directors, as of September 13, 2002, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

Shareholder                              Class   Shares Held
-----------                              ----- ----------------
Thomas F Adelson Ttee...................   L   Owned 87,487.161
PBDC Revocable Living Trust                    25.9689% of
U/A/D 02/01/90                                 shares
4744 East Exeter
Phoenix, AZ 85018-2819

Mr. Donald F. Brassil...................   L   Owned 22,957.991
15221 N. Clubgate Dr., #8-2056                 6.81% of shares
Scottsdale, AZ 85254-2637

Barbara W. O'Brien, Trustee.............   L   Owned 21,951.220
FBO The Barbara W. O'Brien                     6.52% of shares
Trust dated 7/19/02
7349 Via Paseo Del Sur
P.O. Box 515-511
Scottsdale, AZ 85258-3765

Mabel/Jack Rappaport Trust..............   L   Owned 20,446.545
U/A dtd 6/1983 ST                              6.08% of shares
FBO Mabel/Jack Rappaport
23010 Country Club Trail
Scottsdale, AZ 85255-4273

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                  Dealers'
                      Sales Charge as a % Sales Charge as a % Reallowance as %
Amount of Investment    Of Transaction    Of Amount Invested  Of Offering Price
--------------------  ------------------- ------------------- -----------------
Less than $25,000....        4.00%               4.17%              3.60%
$    25,000-49,999...        3.50                3.63               3.15
$    50,000-99,999...        3.00                3.09               2.70
$100,000-249,999.....        2.50                2.56               2.25
$250,000-499,999.....        1.50                1.52               1.35
$500,000 and over....          *                   *                  *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to SSB, which compensates Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. SSB and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, ("PFPC" or "sub-transfer agent") are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including SSB, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by SSB, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, an individual retirement account ("IRA") or other qualified retirement plans.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through SSB or a Service Agent purchasing through SSB, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, SSB or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by SSB or the sub-transfer agent. The Systematic Investment Plan also authorizes SSB to apply cash held in the shareholder's SSB brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund, SSB or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed a Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with SSB), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from a UIT sponsored by SSB; and (g) purchases by investors participating in a SSB fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus
(ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or Citicorp Trust Bank, fsb (the "transfer agent") to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding SSB statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

           Year Since Purchase Payment Was Made Deferred sales charge
           ------------------------------------ ---------------------
                   First.......................         4.50%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth through Eighth........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to SSB.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by SSB in the case of shareholders who are also SSB clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

                       DETERMINATION OF NET ASSET VALUE

   Each Class's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr's. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Since there are differences in distribution fees and Class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                              VALUATION OF SHARES

   The fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

   When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's Board of Directors.

                             REDEMPTION OF SHARES

   The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from SSB, or if the shareholder's account is not with SSB, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a SSB brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and SSB will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

   Shares held by SSB as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by SSB as custodian may be redeemed through an investor's Financial Consultant, Service Agent or by submitting a written request for redemption to:

   Smith Barney Arizona Municipals Fund Inc.
   Class A, B, L or Y (please specify)
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, Rhode Island 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

   Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

   If the fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of the fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Service Agent.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator--SBFM (Manager)

   SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the fund or the manager. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the fund's Board of Directors, SBFM manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of August 30, 2002 in excess of $105 billion.

   The Investment Advisory Agreement has an initial term of two years and continues in effect thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Investment Advisory Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Investment Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the Investment Advisory Agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   The fund pays the manager a fee for investment advisory services at the annual rate of 0.30% of the value of its daily net assets. For the fiscal years
ended May 31, 2000, 2001 and 2002, the fund incurred $182,295,          and
$158,627, respectively, in investment advisory fees.

   SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). As administrator SBFM: (a) assists in supervising all aspects of the fund's operations; (b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, (c) internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   As compensation for administrative services rendered to the fund, the
manager receives a fee computed $121,530,         and $105,751, respectively,
in administration fees.

   The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of SSB or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected to serve as auditors of the fund and to render an opinion on the fund's financial statements for the fiscal year ending May 31, 2003.

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the directors who are not "interested persons" of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of the fund's assets pursuant to a custodian agreement (the "Custody Contract") with the Fund. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of each Fund's securities and (iv) makes periodic reports to the Board of Directors concerning the Funds' operations.

   Citicorp Trust Bank, fsb (formerly, Travelers Bank and Trust, fsb.), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at Exchange Place, Boston, Massachusetts 02109, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

   Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was recently approved by the fund's board of directors, including a majority of the independent directors, on July 17,

2002. Prior to June 5, 2000, CFBDS, Inc. ("CFBDS") located at 20 Milk Street, Boston, Massachusetts, 02109-5408 served as the fund's distributor.

   For the fiscal year ended May 31, 2002 the aggregate dollar amount of initial sales charges on Class A shares was $57,000. For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class A shares was $42,000. For the fiscal year ended May 31, 2001, the aggregate dollar amount of initial sales charges on Class A shares was $36,000.

   For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class L shares was $3,000. For the fiscal year ended May 31, 2001, the aggregate dollar amount of initial sales charges on Class L shares was $4,000. For the fiscal year ended, May 31, 2002, the aggregate dollar amount of initial sales charges on Class L was $10,000.

   For the fiscal years ended May 31, 2000, 2001 and 2002, SSB or its predecessor received from shareholders $21,000, $11,000 and $6,000, respectively, in deferred sales charges on the redemption of Class B shares. For the fiscal years ended May 31, 2000, 2001 and 2002, respectively, SSB or its predecessor received from shareholders $3,000, $0 and $0 in deferred sales charges on the redemption of Class L shares.

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and SSB may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to SSB resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory Agreement for continuance.

   Distribution Arrangements. To compensate SSB for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays SSB a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays SSB a distribution fee with respect to Class B and Class L shares primarily intended to compensate SSB for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

   For the fiscal year ended May 31, 2002, SSB incurred distribution expenses
totaling $144,726 consisting of      for advertising,      for printing and
mailing of prospectuses,      for support services,      to SSB Financial
Consultants, and      in accruals for interest on the excess of SSB expenses
incurred in distributing the fund's shares over the sum of the distribution fees and deferred sales charges received by SSB from the fund.

   The following service and distribution fees were incurred pursuant to a Distribution Plan during the years indicated:

                                   Distribution Plan Fees
                          -----------------------------------------
                           Fiscal Year   Fiscal Year   Fiscal Year
                          Ended 5/31/02 Ended 5/31/01 Ended 5/31/00
                          ------------- ------------- -------------
             Class A.....    $60,021       $53,433      $ 62,977
             Class B.....    $68,008       $92,721      $113,358
             Class L*....    $16,697       $ 8,012      $  9,385

--------
*  Class L shares were called Class C shares until June 12, 1998.

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, SSB will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's code of ethics is on file with the SEC.

                              EXCHANGE PRIVILEGE

   Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemptions and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Additional Information Regarding Telephone Redemption and Exchange Program

   Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                            PERFORMANCE INFORMATION

   From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

   A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           YIELD =2 [(a-b +1)/6/-1]
                                        cd

Where:  a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursement).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class's 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class's yield that is not tax-exempt.

   The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

   The fund's yield for Class A, Class B and Class L shares for the 30-day
period ended May 31, 2002 was     %,     % and     %, respectively. The
equivalent taxable yield for Class A, Class B and Class L shares for that same
period was     %,     % and     %, respectively, assuming the payment of
federal income taxes at a rate of     % and Arizona taxes at a rate of     %.

   There is no performance information for Class Y shares because none were outstanding for the periods presented.

Average Annual Total Return

   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)N = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              N = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

   1.15% for the one-year period ended May 31, 2002.

   4.16% for the five-year period ended May 31, 2002.

   5.58% for the ten-year period ended May 31, 2002.

   6.37% per annum during the period from the fund's commencement of operations on June 1, 1987 through May 31, 2002.

   A Class's average annual total return assumes that the maximum applicable sales charge or deferred sales charge assessed by the fund has been deducted from the hypothetical investment. If the maximum 4.00% sales charge had not been deducted, Class A's average annual total return would have been 5.40%, 5.02%, 6.02% and 6.66%, respectively, for those same periods.

   The fund's average annual total return for Class B shares assuming the deduction of the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

   0.42% for the one-year period ended May 31, 2002.

   4.30% for the five-year period ended May 31, 2002.

   5.32% per annum during the period from the fund's commencement of operations on November 6, 1992 through May 31, 2002.

   If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's average annual total return would have been 4.92%, 4.47% and 5.32%, respectively, for the same periods.

   The fund's average annual total return for Class L shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

   2.75% for the one-year period ended May 31, 2002.

   4.20% for the five-year period ended May 31, 2002.

   5.84% per annum during the period from the fund's commencement of operations on December 8, 1994 through May 31, 2002.

   If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's average annual total return for the same periods ended May 31, 2002 would have been 4.78%, 4.41% and 5.98%.

   There is no performance information for Class Y shares because none were outstanding for the periods presented.

Aggregate Total Return

   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

                                    ERV - P
                                   ---------
                                       P

      Where:  P = a hypothetical initial payment of $10,000.

            ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

      % for the one-year period ended May 31, 2002.

       % for the five-year period ended May 31, 2002.

       % for the ten-year period ended May 31, 2002.

        % for the period from the fund's commencement of operations on June 1, 1987 through May 31, 2002.

   Class A's aggregate total return assumes that the maximum applicable sales charge or maximum applicable deferred sales charge has been deducted from the investment. If the maximum sales charge had not been deducted at the time of purchase, Class A's aggregate total return for the same periods would have been 4.75%, 27.17%, 80.07% and 156.74%, respectively.

   The fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

        % for the one-year period ended May 31, 2002.

       % for the five-year period ended May 31, 2002.

       % for the period from commencement of operations on November 6, 1992 through May 31, 2002.

   If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's aggregate total return for the same periods would have been 4.27%, 23.92% and 60.63%, respectively.

   The fund's aggregate total return for Class L shares was as follows for the period indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

      % for the one-year period ended May 31, 2002.

       % for the five-year period ended May 31, 2002.

       % for the period from commencement of operations on December 8, 1994 through May 31, 2002.

   If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's aggregate total return for the same periods ended May 31, 2002 would have been 4.24%, 23.55% and 51.02%.

   There is no performance information for Class Y shares because none were outstanding for the periods presented.

   Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class.

   Consequently, any given performance quotation should not be considered as representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

   The per share amounts of the exempt-interest dividends on Class B and Class L shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

   Taxes. The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

   As described in the fund's prospectus, the fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes and is exempt from Arizona personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and IRA's because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to United States federal income tax on its taxable net investment income (i.e., taxable income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.

   At May 31, 2002, the unused capital loss carryovers of the fund were approximately $1,457,000. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. Expiration occurs on May 31, of the year indicated:

                                       2008      2009     2010
                                     -------- ---------- -------

                Carryforward Amounts $363,000 $1,033,000 $61,000

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

   Since the fund distributes exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal "excess net passive income" tax.

   The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a percentage of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax and Arizona personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and the dollar amount of dividends subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

   Special Tax Considerations. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the fund that are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax. There are no municipal income taxes in Arizona. Moreover, because shares of the fund are intangibles, they are not subject to Arizona property tax. Shareholders of the fund should consult their tax advisors about other state and local tax consequences of their investment in the fund.

   The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   The fund was incorporated under the laws of the State of Maryland on May 4, 1987 and commenced operations on June 1, 1987 under the name Hutton Municipal Series Inc. On October 14, 1994, the fund changed its name to Smith Barney Arizona Municipals Fund Inc.

   Each Class of the fund's shares represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allowable exclusively to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended May 31, 2002 is incorporated herein by reference in its entirety. The annual report was filed on August 7, 2002, Accession Number 000950130-02-005577.

                               OTHER INFORMATION

   Styles of Fund Management. In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Style Pure Series

          Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Service Agent.

   Classic Investor Series

          Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

   The Smith Barney Allocation Series

          As a fund of funds, investors can select a Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our fund family.

   Special Discipline Series

          Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.

                                  APPENDIX A

   Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

   S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

   Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                      AAA

   Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                      AA

   High Grade--The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

                                       A

   Good Grade--Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

   General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

   Medium Grade--Of the investment grade ratings, this is the lowest.

   General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

   Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                      Aaa

   Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                      Ca

   Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                       C

   Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                   SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

                                                           Statement of
                                                           Additional
                                                           Information



                                                           September 27, 2002

Smith Barney Arizona Municipals Fund Inc.
125 Broad Street,
New York, NY 10004

                                                            SalomonSmithBarney
                                                   ---------------------------
                                                   A member of citigroup[LOGO]

Part A-Prospectus

Part B-Statement of Additional Information

Part C-Other Information

Item 23.Exhibits

All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") File Nos. 33-12792 and 811-5066 (the "Registration Statement").

(a)(1) Registrant's Articles of Incorporation and Amendments to Articles of Incorporation dated December 29, 1988, November 5, 1992 and July 30, 1993 are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on October 1, 1993 ("Post-Effective Amendment No. 14"). Amendment to Articles of Incorporation dated November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 17.

(a)(2) Amendment to Registrant's Articles of Incorporation dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement filed on September 28, 1998 ("Post-Effective Amendment No. 22").

(b) Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on May 26, 1987 ("Pre-Effective Amendment No. 2").

(c) Registrant's form of stock certificate is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed on October 23, 1992 ("Post-Effective Amendment No. 11").

(d)(1) Investment Advisory Agreement dated July 30, 1993 between the Registrant and Greenwich Street Advisors is incorporated by reference to Post-Effective Amendment No. 14.

(d)(2) Form of Transfer and Assumption of Investment Advisory Agreement dated November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 17.

(d)(3) Form of Amendment to Investment Advisory Agreement dated as of November 17, 1995 is incorporated by reference to Post-Effective Amendment No. 19.

(e)(1) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 14.

(e)(2) Distribution Agreement between CFBDS, Inc. and the Registrant dated October 8, 1998 is incorporated by reference to Post-Effective Amendment 23 to the Registration Statement filed on July 23, 1999 ("Post-Effective Amendment No. 23").

(e)(3) Broker Dealer contract is incorporated by reference to Post-Effective Amendment No. 23.

(e)(4) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 25.

(f) Not Applicable.

(g) Form of Custodian Agreement dated as of June 19, 1995 between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 17.

(g)(2) Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company is filed herewith.

(h)(1) Transfer Agency Agreement between the Registrant and The Shareholder Services Group, Inc. (now known as First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on August 30, 1994.

(h)(2) Administration Agreement dated April 20, 1994 between the Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 29, 1994.

(h)(3) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citicorp Trust Bank, fsb (f/k/a Travelers Bank & Trust, fsb) is incorporated by reference to Post-Effective Amendment No. 25.

(h)(4) Sub-Transfer Agency Agreement dated October 1, 1999 between Citicorp Trust Bank, fsb (f/k/a Travelers Bank & Trust, fsb) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 25.

(i) Not applicable.

(j)(1) Consent of KPMG LLP is filed herein.

(j)(2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 25.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Amended Service and Distribution Plan dated as of November 7, 1994 pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 17.

(m)(2) Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 23.

(m)(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 25.

(n) Not Applicable.

(o) Form of Registrant's Rule 18f-3(d) Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed on September 28, 1998.

(p) Code of Ethics - is incorporated by reference to Post-Effective Amendment No. 25.

Item 24. Persons Controlled by or Under Common Control with Registrant

           None.

Item 25. Indemnification

Response to this item is incorporated by reference to Post-Effective Amendment No. 11.

Item 26.   Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Fund Management LLC

Smith Barney Fund Management LLC ("SBFM") was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is a wholly wned subsidiary of Salomon Smith Barney Holdings Inc. (formerly known as Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and has, through its predecessors, been in the investment counseling business since 1968.

The list required by this Item 26 of the officer and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officer and directors during the past two fiscal years, is incorporated by reference to

Schedules A and D of Form ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

Salomon Smith Barney Inc. is also the distributor for the following funds:
Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director and officer of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities and Exchange Act of 1934 (SEC File No. 812-8510).

(c) Not applicable.

Item 28. Location of Accounts and Records

(1)      Smith Barney Arizona Municipals Fund Inc.
         125 Broad Street
         New York, New York 10004

(2)      Smith Barney Fund Management LLC
         333 West 34th Street
         New York, New York 10001

(3)      State Street Bank and Trust Company
         225 Franklin Street
         Boston, MA 02110

(4)      Citicorp Trust Bank, fsb
         125 Broad Street
         New York, New York 10004

(5)      PFPC Global Fund Services
         P.O. Box 9699
         Providence, RI 02940-9699

(6)      Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

         None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant, Smith Barney Arizona Municipals Fund Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 25th day of September, 2002.

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.


By: /s/ R. Jay Gerken
        R.Jay Gerken
        Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Signature                                   Title                                                  Date
---------                                   -----                                                  ----

/s/R. Jay Gerken                    Chairman of the Board,                                  September 25, 2002
-------------------------------     President and Chief Executive Officer
R. Jay Gerken

/s/ Richard Peteka                  Treasurer                                               September 25, 2002
-------------------------------     (Chief Financial and Accounting Officer)
Richard Peteka

/s/Herbert Barg*                    Director                                                September 25, 2002
-------------------------------
Herbert Barg

/s/Alfred J. Bianchetti*            Director                                                September 25, 2002
-------------------------------
Alfred J. Bianchetti

/s/Dwight B. Crane*                 Director                                                September 25, 2002
-------------------------------
Dwight B. Crane

/s/Burt N. Dorsett*                 Director                                                September 25, 2002
-------------------------------
Burt N. Dorsett

/s/Elliot S. Jaffe*                 Director                                                September 25, 2002
-------------------------------
Elliot S. Jaffe

/s/Stephen E. Kaufman*              Director                                                September 25, 2002
-------------------------------
Stephen E. Kaufman

/s/Joseph J. McCann*                Director                                                September 25, 2002
-------------------------------
Joseph J. McCann

/s/Cornelius C. Rose, Jr.*          Director                                                September 25, 2002
-------------------------------
Cornelius C. Rose, Jr.

* Signed by Michael Kocur, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 21, 2001.

We, the undersigned, hereby severally constitute and appoint Heath B. McLendon, Christina T. Sydor, Lewis E. Daidone and Michael Kocur and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Oregon Municipals Fund including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

Signature                                   Title                                                  Date
---------                                   -----                                                  ----

/s/ Heath B. McLendon               Chairman of the Board                                    October 23, 2001
-------------------------------    (Chief Executive Officer)
Heath B. McLendon


/s/ Lewis E. Daidone                Senior Vice President,                                   October 23, 2001
-------------------------------     Treasurer and Chief
Lewis E. Daidone                    Financial (Accounting Officer)


/s/ Herbert Barg                    Director                                                 October 23, 2001
-------------------------------
Herbert Barg

/s/ Alfred J. Bianchetti            Director                                                 October 23, 2001
-------------------------------
Alfred J. Bianchetti

/s/ Martin Brody                    Director                                                 October 23, 2001
-------------------------------
Martin Brody

/s/ Dwight B. Crane                 Director                                                 October 23, 2001
-------------------------------
Dwight B. Crane

Signature                                   Title                                                  Date
---------                                   -----                                                  ----

/s/ Burt N. Dorsett                 Director                                                 October 23, 2001
-------------------------------
Burt N. Dorsett

/s/ Elliot S. Jaffe                 Director                                                 October 23, 2001
-------------------------------
Elliot S. Jaffe

/s/ Stephen E. Kaufman              Director                                                 October 23, 2001
-------------------------------
Stephen E. Kaufman

/s/ Joseph J. McCann                Director                                                 October 23, 2001
-------------------------------
Joseph J. McCann

/s/ Cornelius C. Rose, Jr.          Director                                                 October 23, 2001
-------------------------------
Cornelius C. Rose, Jr.

EXHIBIT INDEX

Exhibit No.            Exhibit
-----------            -------

(g)(2) Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company

(j)(1)                 Consent of Independent Auditors